Exhibit 10.9

NEURONETICS, INC.

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

(Effective as of January 1, 2009)

NEURONETICS, INC.

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

1. Purpose of the Plan

The purpose of the Plan is to promote the long term financial success of Neuronetics, Inc. and to materially increase stockholder value by: (i) providing performance related incentives that motivate superior performance on the part of the Company’s Employees, Directors and Consultants; (ii) providing the Company’s Employees, Directors and Consultants with the opportunity to acquire an ownership interest in the Company, and to thereby acquire a greater stake in the Company and a closer identity with it; and (iii) enabling the Company to attract and retain the services of Employees, Directors and Consultants of outstanding ability and upon whose judgment, interest and special effort the successful conduct of the Company’s operations is largely dependent.

2. Definitions

2.1. “Act” means the Securities Exchange Act of 1934, as amended.

2.2. “Affiliate” means any entity other than the Subsidiaries in which the Company owns at least 20% of the combined voting power of all classes of equity entitled to vote or at least 20% of the combined value of all classes of equity of such entity.

2.3. “Award” means a grant of Options, SARs, Restricted Stock, Dividend Equivalents or any combination thereof.

2.4. “Award Share” means any share of Common Stock acquired pursuant to an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” means any of the following acts, events or conditions (as determined by the Board in the exercise of its reasonable judgment):

2.6.1. any gross failure on the part of such Participant (other than by reason of Disability) to faithfully and professionally carry out such Participant’s duties to the Company, its Subsidiaries or Affiliates or to comply with any material provision of any agreement between the Company, its Subsidiaries or Affiliates and such Participant;

2.6.2. such Participant’s dishonesty (which shall include without limitation any misuse or misappropriation of the Company’s, its Subsidiaries’ or Affiliates’ assets), or other willful misconduct (including without limitation any conduct on the part of such Participant intended to or likely to injure the business of the Company, its Subsidiaries or Affiliates);

2.6.3. such Participant’s conviction of any felony or of any other crime involving moral turpitude, whether or not relating to Participant’s employment with or engagement by the Company, its Subsidiaries or Affiliates;

2.6.4. such Participant’s insobriety or use of drugs, chemicals or controlled substances (other than such Participant’s prescribed medication) either (A) in the course of performing such Participant’s duties and responsibilities to the Company, its Subsidiaries or Affiliates, whether under the terms of any agreement between the Company, its Subsidiaries or Affiliates and such Participant or otherwise, or (B) otherwise affecting the ability of such Participant to perform the same;

2.6.5. such Participant’s failure to comply with a lawful written direction of the Company, its Subsidiaries or Affiliates; or

2.6.6. any wanton or willful dereliction of duties by such Participant.

2.7. “Change of Control” shall mean, following the effective date of the Plan, the occurrence of any of the following events:

2.7.1. the acquisition, in one or more transactions by any “Person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Act) but excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

2.7.2. the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that (i) if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered a member of the Incumbent Board, (ii) any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change of Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced, and (iii) any new director elected by stockholders to fill a Board seat in connection with an equity financing of the Company shall be considered a member of the Incumbent Board;

2.7.3. a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

2.7.4. a sale or other disposition of all or substantially all of the assets of the Company; or

2.7.5. acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

2.8. “Code” means the Internal Revenue Code of 1986, as amended.

2.9. “Committee” means the Board or the committee designated by the Board to administer the Plan under Section 4. After the Company becomes Publicly Traded, the Committee shall have at least two members, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Act and an “outside director” as defined in Section 162(m) of the Code and the regulations thereunder. Notwithstanding the foregoing, after the Company becomes Publicly Traded, the Board may designate one or more of its members to serve as a Secondary Committee and delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Act or Section 162(m) of the Code. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

2.10. “Common Stock” means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 9.

2.11. “Company” means Neuronetics, Inc., a Delaware corporation, or any successor corporation.

2.12. “Consultant” means a consultant or advisor to the Company, its Subsidiaries or Affiliates who is not an Employee.

2.13. “Director” means a member of the Board who is not an Employee.

2.14. “Disability” means disabled within the meaning of Section 22(e)(3) of the Code.

2.15. “Dividend Equivalent” means the right, awarded under Section 6, to receive the equivalent value (in cash or in Common Stock) of dividends paid on shares of Common Stock subject to an Option.

2.16. “Employee” means an officer or other employee of the Company, its Subsidiaries or Affiliates, including any member of the Board who is such an employee.

2.17. “Fair Market Value” means, on any given date:

2.17.1. if the Common Stock is listed on an established stock exchange or exchanges, the closing price of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

2.17.2. if the Common Stock is quoted on NASDAQ or a similar quotation system, the closing price per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date;

2.17.3. if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the value, as determined in good faith by the Committee.

2.18. “Good Reason” means, with respect to a Participant, any one of the following events or conditions:

2.18.1. the Company’s material breach of any of the material terms of any employment agreement then in effect between the Company and such Participant;

2.18.2. the Company’s requiring such Participant, without his/her consent, to relocate from his/her residence or to commute more than fifty (50) miles from the offices of the Company or any of its Subsidiaries at which he/she was principally employed; or

2.18.3. a material diminution in such Participant’s title, duties or responsibilities or conditions of his/her employment from those in effect on the effective date of his/her employment with the Company, together with a reduction by more than fifteen percent (15%) in such Participant’s annual base salary in effect immediately prior to such reduction (other than such a reduction applicable generally to substantially all employees of the Company).

2.19. “Incentive Stock Option” means an Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

2.20. “Non-Qualified Stock Option” means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Stock Option by the Committee. A Non-Qualified Stock Option shall also include an Option that is designated as an Incentive Stock Option but fails to meet the requirements of Section 422 of the Code.

2.21. “Option” means the right, granted from time to time under the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

2.22. “Participant” means an Employee, Director or Consultant who is designated by the Committee as eligible to participate in the Plan and who receives an Award under this Plan.

2.23. “Performance Goal” means a goal that has been established by the Committee and that must be met by the end of a Performance Period (but that is substantially uncertain to be met before the grant). The Committee shall have sole discretion to determine the specific targets within each category of Performance Goals, and whether such Performance Goals have been achieved. With respect to any Section 162(m) Participant, such Performance Goals shall include: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on stockholder equity of the Company, (vi) total stockholder return of the Company, (vii) cash flow of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (viii) operating income of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (ix) net income of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (x) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof) or (xi) any other criteria specified by the Committee.

2.24. “Performance Period” means the time period during which Performance Goals must be met.

2.25. “Plan” means the Amended and Restated Neuronetics, Inc. 2003 Stock Incentive Plan herein set forth, as amended from time to time.

2.26. “Publicly Traded” means the Company is required to register shares of any class of common equity under Section 12 of the Act.

2.27. “Restricted Stock” means Common Stock awarded by the Committee under Section 8 of the Plan.

2.28. “Restriction Period” means the period during which Restricted Stock awarded under the Plan is subject to forfeiture.

2.29. “Stock Appreciation Right” or “SAR” means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise.

2.30. “Section 162(m) Participant” means, after the Company becomes Publicly Traded, any employee whose compensation is subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.31. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.32. “Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

3. Eligibility

Any Employee, Director or Consultant who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an Employee of the Company or a Subsidiary.

4. Administration

4.1. Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board; provided, however, that a Committee member shall be deemed to have resigned when such member ceases to be an Employee or Director. Vacancies in the Committee may be filled by the Board.

4.2. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan, and, consistent with the terms of the Plan, full authority to act in selecting the eligible Employees, Directors and Consultants to whom Awards may be granted, in determining the times at which such Awards may be granted, in determining the time and the manner in which Options may be exercised, in determining the type and amount of Awards that may be granted, in determining the terms and conditions of Awards that may be granted under the Plan and the terms of agreements which will be entered into with Participants, including Performance Goals, if any. Such agreements may include provisions on the Company’s right to purchase any Common Stock issued to a Participant under the Plan upon the termination of such Participant’s service. The Committee also shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

4.3. The Committee shall have the power to accelerate the exercisability or vesting of any Award. Notwithstanding the foregoing or any other provision of the Plan, the Committee shall not alter the exercisability or vesting of an Award granted to a Section 162(m) Participant when such exercisability or vesting depends on the attainment of one or more Performance Goals, except in the event of a Change of Control, or the death or Disability of the Participant.

4.4. The Committee’s powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder and to grant Awards (other than Incentive Stock Options) that are transferable by a Participant.

4.5. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan’s provisions, and to make all determinations necessary or advisable for the administration of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive for all purposes and upon all Participants.

4.6. The Committee may condition the grant of any Award or the lapse of any Restriction Period or Performance Period, or any combination thereof, upon the Participant’s or Company’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. Before granting an Award or permitting the lapse of any Restriction Period or Performance Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

4.7. Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be paid by the Company. The Committee may employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company’s officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company’s bylaws.

5. Shares of Stock Subject to the Plan

5.1. Subject to adjustment as described Section 9, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan is 11,551,150 shares; all of which may be issued pursuant to Awards of Incentive Stock Options. This amendment and restatement does not increase the aggregate number of shares available under the Plan.

5.2. The Committee may also grant Awards payable in cash. The payment of Awards in cash shall not reduce the total number of shares of Common Stock available for Awards under the Plan.

5.3. After the Company becomes Publicly Traded, the maximum number of shares of Common Stock covered by Options and SARs granted to any Employee under the Plan during any calendar year shall not exceed 2,500,000 (the “Individual Limit”).

5.4. Any shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the number of shares of Common Stock available for Awards under the Plan, or (ii) be counted against the Individual Limit. If (i) any shares of Common Stock subject to any Award granted hereunder are forfeited, (ii) any Award otherwise terminates without the issuance of shares or (iii) shares are tendered to pay the exercise price of an Option granted pursuant to the Plan, then such shares, to the extent of any such forfeiture, Award termination, or tender, shall again be available for Awards under the Plan; however, such shares shall be counted against the Individual Limit.

6. Options

The grant of Options shall be subject to the following terms and conditions:

6.1. Option Grants: Any Option granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. Such agreements shall state whether the Option is an Incentive Stock Option or Non-Qualified Stock Option.

6.2. Number of Shares: Subject to the Individual Limit, the Committee shall specify the number of shares of Common Stock subject to each Option.

6.3. Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be as determined by the Committee; provided that such price shall not be less than (i) 100% of the Fair Market Value of the Common Stock on the date of grant and (ii) 110% of the Fair Market Value of the Common Stock on the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Stockholder.

6.4. Dividend Equivalents. Notwithstanding any provision of the Plan to the contrary, a Participant who has been granted an Option pursuant to the Plan may be granted the right to receive Dividend Equivalents. In the event the Committee authorizes the grant of Dividend Equivalents to a Participant hereunder, such Dividend Equivalents shall either (a) be paid to the Participant within 30 days of the date each applicable dividend is paid on the Company’s Common Stock, provided the Participant remains continuously employed by, or in the service of, the Company and/or its applicable Subsidiary or Affiliate or (b) be deferred pursuant to a plan of deferred compensation meeting the requirements of section 409A of the Code and providing for payment terms and conditions not inconsistent therewith.

6.5. Term of Option and Vesting: The Committee shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than 10 years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder). The right to exercise an option or the underlying shares of Common Stock obtained upon the exercise of an Option may be subject to a vesting schedule or the attainment of Performance Goals as determined by the Committee and set forth in the applicable stock option agreement.

6.6. Incentive Stock Options: Each provision of the Plan and each agreement relating to an Incentive Stock Option shall be construed and interpreted in a manner consistent with the requirements of Section 422 of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

6.7. Restrictions on Transferability: No Incentive Stock Option shall be transferable other than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this Section 6.

6.8. Exercise of Option and Payment of Option Price: An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three (3) days of the date of exercise in full in cash, or, with the consent of the Committee, in whole or in part in shares of Common Stock held by the Participant for at least 6 months and valued at their Fair Market Value on the date of exercise. With the consent of the Committee, the option price may also be paid in full by the delivery of a properly executed exercise notice, together with irrevocable instructions to a Company-designated broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or in such other manner deemed appropriate by the Committee.

6.9. Termination by Death or Disability: If a Participant’s employment or service with the Company, a Subsidiary or Affiliate terminates by reason of death or as a result of the Participant’s Disability, any unexercised Option granted to the Participant may thereafter be exercised (to the extent such Option was exercisable at the time of the Participant’s death or Disability or to a greater extent permitted by the Committee) by the Participant (or where appropriate, the Participant’s transferee, personal representative, heir or legatee), for a period specified by the Committee from the date of death or termination due to Disability, or until the expiration of the stated term of the Option, whichever period is shorter; provided, however, that the period specified shall not exceed one (1) year in the case of any Incentive Stock Options. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

6.10. Termination for Cause: If a Participant’s employment or service with the Company, a Subsidiary or Affiliate terminates for Cause, unless otherwise determined by the Committee, any Options granted to the Participant shall be forfeited on the date of such termination, or notice of such termination, if earlier.

6.11. Other Termination: If a Participant’s employment or service with the Company, a Subsidiary or Affiliate terminates for any reason other than death, Disability, or Cause, any unexercised Option granted to the Participant may thereafter be exercised (to the extent such Option was exercisable at the time of the Participant’s termination or to a greater extent permitted by the Committee) by the Participant (or, where appropriate, the Participant’s transferee, personal representative, heir or legatee) for a period specified by the Committee from the date of termination, or until the expiration of the stated term of the Option, whichever period is shorter; provided, however, that the period specified shall not exceed three (3) months in the case of any Incentive Stock Options. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

7. Stock Appreciation Rights (SARs)

The grant of SARs shall be subject to the following terms and conditions:

7.1. Grant of SARs: Any SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and shall specify the number of shares of Common Stock subject to the Award and the base price for the Award. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. The base price of an SAR shall be the Fair Market Value of the Common Stock on the date of grant.

7.2. Tandem SARs. An SAR granted under the Plan may be granted in tandem with all or a portion of a related Option. An SAR granted in tandem with an Option may be granted either at the time of the grant of the Option to which it relates or at a time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. The base price of an SAR granted in tandem with an Option shall be equal to the exercise price of the related Option.

7.3. Exercise of an SAR: An SAR shall entitle the Participant to surrender unexercised the SAR (or any portion of such SAR) and to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Restricted Stock, or any combination thereof, as the Committee shall determine. Upon exercise of an SAR issued in tandem with an Option or lapse thereof, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised, or lapses, as to some or all of the shares of Common Stock covered by the grant, the related SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise or lapse.

7.4. Other Applicable Provisions: SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 6.5, 6.9, 6.10, and 6.11.

8. Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events or upon the Participant’s and/or Company’s failure to achieve Performance Goals established by the Committee. A grant of Restricted Stock shall be subject to the following terms and conditions.

8.1. Grant of Restricted Stock Award. Any Restricted Stock granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award, (ii) the Restriction Period applicable to the Award, (iii) the events that will give rise to a forfeiture of the Award, and (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

8.2. Delivery of Restricted Stock. Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, or pledge of the Restricted Stock during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

8.3. Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, the Participant shall have all of the rights of a stockholder, including the right to vote the shares of Restricted Stock and receive dividends and other distributions, provided that distributions in the form of Common Stock shall be subject to the same restrictions as the underlying Restricted Stock.

8.4. Receipt of Common Stock. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Restricted Stock agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder shall lapse. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant’s legal representative).

8.5. Termination of Service. Unless otherwise determined by the Committee, if a Participant’s employment or service with the Company, a Subsidiary or an Affiliate terminates for any reason, any unvested Restricted Stock shall be forfeited.

9. Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares authorized for use under the Plan, the Individual Limit and any adjustments to outstanding Awards as it determines appropriate. The adjustments to outstanding Awards shall include, without limitation, the number of shares covered, the respective prices, limitations, and/or Performance Goals applicable to the outstanding Awards. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee pursuant to this Section shall be conclusive.

10. Change Of Control of the Company

10.1. Awards. With respect to all Awards that are unexercised and outstanding, upon a Change of Control, then for the purposes of the Plan all references herein to Awards, as defined herein, shall mean and include the equity securities of such successor corporation and/or such other consideration as shall be issuable in such Change of Control. Furthermore:

10.1.1. if a Participant continues to serve the successor corporation, such employment or service shall be deemed to be continuing employment or service to the Company and all outstanding Awards shall be assumed by the successor corporation, or substituted by new Awards, on terms no less favorable than those provided hereunder;

10.1.2. if (i) employment or the services provided to the Company by a Participant are terminated by the Company or the successor corporation without Cause or (ii) a Participant terminates his/her employment with the Company or the successor corporation for Good Reason, but only if so provided in, and then only if effected in accordance with the terms and procedures set forth in, his/her employment agreement with the Company, in either case set forth in (i) or (ii) above at any time in the period ninety (90) days prior to the effective date of the Change of Control or before the first anniversary of the effective date of the Change of Control, then upon the later of (y) the consummation of such Change of Control, or (z) the date of such Participant’s termination, as the case may be, all outstanding Awards held by such Participant on such date shall immediately become fully vested and, in the case of Options and SARs, fully exercisable; and

10.1.3. if the successor corporation refuses to assume all outstanding Awards or to substitute equivalent Awards, as provided in Section 10.1.1 above, then the Committee may (i) fully accelerate all outstanding Awards so that all outstanding Awards are fully vested and all outstanding Options and SARS are fully exercisable, (ii) cancel outstanding Options and SARs for a payment in cash or Common Stock, as determined by the Committee, in an amount equal to the difference between the Fair Market Value of a share of Common Stock and the exercise price of such cancelled Option or base price of such cancelled SAR, as the case may be; provided, however, that if the exercise price of an Option or the base price of an SAR, as the case may be, exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, such Option or SAR, as applicable, may be cancelled with no further obligation to the Participant with respect thereto, (iii) cancel outstanding Awards other than Options and SARs for a payment in cash equal to the Fair Market Value of a share of Common Stock multiplied by the number of shares of Common Stock subject to such cancelled Award or (iv) take any combination of the actions described in (i), (ii), and (iii) above. Such cancellations described in (ii) and (iii) above shall take place as of the date of the Change of Control or such other date as the Committee may specify. For the purposes of this Section, the Fair Market Value per share of Common Stock shall not be less than the cash or other consideration received by other stockholders per share of Common Stock in connection with the transaction giving rise to the Change of Control, as determined by the Committee in good faith.

10.2. Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in this Section) that would make such Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to such Change of Control.

11. Effective Date, Termination and Amendment

The Plan shall become effective on the date it is approved by the Board. The Plan shall remain in full force and effect until the earlier of (i) 10 years from the date of its adoption by the Board, (ii) 10 years from the date of its approval by the shareholders or (iii) the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval to the extent such approval is required under Code §422 or any other applicable law; or after the Company becomes Publicly Traded, Code §162(m) or the rules of a stock exchange or NASDAQ. Termination of the Plan pursuant to this Section shall not affect Awards outstanding under the Plan at the time of termination.

12. Transferability

Except as otherwise provided in the Plan or in any Award agreement to the contrary, Awards may not be pledged, assigned or transferred for any reason during the Participant’s lifetime, and any attempt to do so shall be void. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Participant. The transferee of the Participant shall, in all cases, be subject to the provisions of the agreement between the Company and the Participant. The rights of the transferee shall be no greater than the rights that would be acquired by the Participant’s estate if the Participant were to die prior to the transfer of the Award.

13. General Provisions

13.1. No Employment or Service Rights. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continued employment by the Company, a Subsidiary or Affiliate, or upon any Director or Consultant any right with respect to continued service for the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service of any Employee, Director or Consultant at any time.

13.2. Termination of Employment or Service. For purposes of this Plan, a transfer of employment or service between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment or service. However, individuals employed by or providing services to an entity that ceases to be a Subsidiary or an Affiliate shall be deemed to have incurred a termination of employment or service as of the date that such entity ceases to be a Subsidiary or an Affiliate.

13.3. Payment of Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, all taxes required to be paid in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. The Company’s power to withhold a portion of the cash or Common Stock received pursuant to an Award, or require that the Participant remit the applicable taxes shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock or cash, or the exercise of Options or SARs, the Company shall have the right to retain the shares of Common Stock or cash to be paid pursuant to the Award, or the exercise of the Option or the SAR, until the Company determines that the applicable withholding taxes have been satisfied.

13.4. Restrictions on Shares. The Award Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting the Award Shares to those restrictions on transfer in accordance with the applicable Award. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation, rule or agreement.

13.5. Requirements of Law. The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the Award Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of the Award Shares, is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Award Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.6. Amending of Awards. The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Participant, except in the case of amendments adverse to the Participant, in which case the Participant’s consent is required to any such amendment.

13.7. No Stockholder Rights. A Participant shall have no rights as a stockholder with respect to shares of Common Stock subject to an Award unless and until certificates for the Award Shares are issued to the Participant.

13.8. Participation of Foreign Nationals. Without amending the Plan, Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

13.9. Changes in Current Law. A citation to any law, regulation or rule herein shall be construed to be a citation to the most recent version of, or successor to, any such law, regulation or rule.

13.10. Headings. Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

13.11. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

To record the adoption of the Plan, Neuronetics, Inc. has caused its authorized officers to affix its corporate name and seal effective as of the first day of January, 2009.

NEURONETICS, INC.

Attest:

By:

AMENDMENT TO

NEURONETICS, INC. AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

The Neuronetics, Inc. Amended and Restated 2003 Stock Incentive Plan, as amended (the “Plan”), is hereby amended as set forth below, effective as of April 25, 2017.

1. The Plan is hereby amended by deleting Section 5.1 thereof in its entirety and replacing it with the following:

“Subject to adjustment as described Section 9, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan is 90,776,535 shares; all of which may be issued pursuant to Awards of Incentive Stock Options.”

2. The Plan shall otherwise be unchanged by this Amendment.

This Amendment was duly approved and adopted by the Board of Directors of Neuronetics, Inc. (the “Corporation”) and the holders of the Corporation’s capital stock in accordance with Section 11 of the Plan.

/s/ Christopher Thatcher

Name: Christopher Thatcher

Title: Chief Executive Officer